Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Oppenheimer Main Street Large Cap Portfolio

(the “Portfolio”)

Supplement dated October 19, 2020 to the Portfolio’s Summary Prospectus and Prospectus,

each dated May 1, 2020, as supplemented and amended to date

On October 7, 2020, the Board of Trustees of SunAmerica Series Trust approved a change in the name of the Portfolio to “SA Invesco Main Street Large Cap Portfolio.” This change became effective on or about October 13, 2020.

Accordingly, all references to “SA Oppenheimer Main Street Large Cap Portfolio” are replaced with “SA Invesco Main Street Large Cap Portfolio.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.